BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated March 19, 2015

to the Fund’s Summary Prospectus dated November 28, 2014

Effective April 30, 2015, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2011	Managing Director of BlackRock, Inc.
Evy Hambro	2011	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2011	Managing Director of BlackRock, Inc.
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Ricardo Fernandez	2014	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.